EXHIBIT 99.1



                                 NOVA OIL, INC.

                             AUDIT COMMITTEE CHARTER

                                  May 20, 2003

I.       Purpose
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The Audit Committee of the NOVA OIL Board is responsible for recommending, appointing, compensating and overseeing the external auditors to the Board; receiving, reviewing, and forwarding to the Board the annual financial report of the external auditors; and such other matters as may warrant its attention.

The Audit Committee's role is one of oversight. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with generally accepted accounting principles ("GAAP"). The independent auditors' responsibility is to provide its opinion, based on its audits, that the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Corporation in conformity with GAAP. It is the duty of the Audit Committee to conduct investigations and resolve disagreements, if any, between management and the independent auditors, or to assure compliance with applicable laws and regulations.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the independent auditors as well as anyone in the Corporation. The Board and the Audit Committee are to represent the Corporation's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

II.      Membership of Audit Committee
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The Audit Committee shall be comprised of two or more directors and one or more nonaffiliated members as determined and appointed annually by the Board, each of whom must, for purposes of this Committee, be willing and able to function independent of management and free from any relationship (such as receipt of consulting fees) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Unless a Chair is appointed by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Each member shall in the judgment of the Board of Directors be "financially literate" or must become "financially literate" within a reasonable period of time after appointment to the Committee. The Board will determine, in its business judgment, whether a director meets the financial literacy requirement. At least one member of the Committee shall in the judgment of the Board of Directors have accounting or financial management expertise. The terms financial literacy and financial expertise are defined as follows:

         a. Financial Literacy--The ability to read and understand fundamental financial statements, including a Balance Sheet, Income Statement and Statement of Cash Flows.

         b. Financial Expertise--Past employment experience in finance or accounting, CPA or comparable experience resulting in financial sophistication, including being a CEO or senior officer with financial oversight responsibilities.

Committee members shall be elected by the Board at the annual meeting of the Board of Directors; members shall serve until their successors shall be duly elected and qualified.
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III.     Meetings and Reports
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The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee is to meet in separate executive sessions with the Corporation's Chief Financial Officer or Principal Financial Officer, its independent auditors and its internal auditor at least once each year and at other times when considered appropriate. The Audit Committee shall provide regular reports to the Board. For the transaction of business at any meeting of the Committee, two members shall constitute a quorum. Meetings may be held in person, telephonically, or electronically.

IV.      Scope of Audit Committee Work
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In accomplishing its assigned responsibilities, the Audit Committee will review the following listed matters and such other matters as may warrant its attention. It may, with approval of the Board, engage additional assistance to undertake such reviews of financial management performance as it deems necessary.

         a. Recommend to the Board of Directors the selection of NOVA OIL's external auditors and the annual fees to be paid for services rendered by the external auditors, review each proposed audit plan developed by the external auditors, periodically review the performance of the external auditors, and recommend to the Board any proposed retention or discharge of the external auditors.

         b. Review the Corporation's annual financial statements and reports as required by the Bylaws, including the compliance of the Corporation's accounting and financial management systems and reports with generally accepted accounting principles.

         c. Review and forward to the Board the annual financial management letter of the external auditors, with such comments of its own as may be appropriate.

         d. Periodically review the Corporation's systems of internal controls, including its risk management policy and any accompanying insurance coverage, and make recommendations to the Board for changes it considers desirable.

         e. Review, with the Corporation's general counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         f. Annually review the expense accounts and perquisites of Management, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the outside auditor.

         g. Review all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

         h. Review and discuss with Management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

         i. Review annually the independent auditors' letter of the recommendations to the Committee.

         j.       Review and approve all related-party transactions.

         k.       Establish procedures for the confidential, anonymous
                  submission by employees of concerns regarding questionable accounting or auditing matters.
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         l.       Resolve disagreements relating to accounting, internal control or auditing issues.

V.       Resources
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The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.